UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

     FORM N-CSR

     CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire
1414 Avenue of the Americas
New York, NY 10019

                    Registrant’s telephone number, including area code: (212) 486-1445
                 Date of fiscal year end: December 31
Date of reporting period: January 1, 2007 - December 31, 2007

Item 1: Reports to Shareholders

Royce Capital Fund— Micro-Cap Portfolio Royce Capital Fund— Small-Cap Portfolio	ANNUAL REVIEW AND REPORT TO SHAREHOLDERS

www.roycefunds.com

Performance and Expenses	Through December 31, 2007

	Average Annual Total Returns
				Since			Annual Operating
Fund	1-Year	5-Year	10-Year	Inception			Expenses
Royce Capital Fund—Micro-Cap Portfolio	3.98%	19.00%	15.60%	16.11%		(12/27/96)	1.31%

Royce Capital Fund—Small-Cap Portfolio	-2.14	16.70	13.50	13.91		(12/27/96)	1.08%

Russell 2000	-1.57	16.25	7.08	8.48	*		n.a.

*Since Royce Capital Fund’s inception on 12/27/96.

Important Performance, Expense and Risk Information
All performance information in this Review reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The performance information in the table above, and in the graphs and tables appearing on pages 10-13, does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. All performance and expense information reflects results for each Fund’s Investment Class Shares. Service Class Shares bear an annual distribution expense that is not borne by the Investment Class. Annual operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as the Fund’s most current prospectus and include management fees and other expenses.

Royce Capital Fund invests primarily in securities of small- and micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the Prospectus). Please read the Prospectus carefully before investing or sending money. The Russell 2000 is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index.

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Table of Contents

Annual Review

Performance and Expenses	Inside Cover

Letter to Our Shareholders	2

Annual Report to Shareholders	8

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For most of our portfolio managers,
the security selection process begins
with an examination of a company’s
balance sheet. As our analysis proceeds,
other important measures quickly
follow, such as a company’s
earnings history (particularly if the firm is
not posting positive earnings at the
time of our review) and its ability
to generate free cash flow. Additional
factors come into play as well, with
each of our portfolio managers and
analysts emphasizing different metrics
as they evaluate businesses. Of course,
regardless of where the emphasis on
particular metrics falls, our managers
are looking for indicators of strong
absolute value.

One company’s financial profile may
look terrific relative to its industry
peers or to other companies in
the stock market, but that does not
necessarily make it a compelling
value. Similarly, its stock price may be
attractively low when compared
to others in the same or a similar busi-
ness or to other stocks in the market
as a whole, but that alone will not
make the stock a potential purchase.

Continued on page 4...	Letter to Our Shareholders

Are We Bear Yet?

When the subprime mortgage implosion first became headline news in July 2007, the event was treated in some quarters as the locomotive leading a potentially long train of financial calamities. Seemingly overnight, a rash of stories broke about imminent recession, possible inflation, recurrent stagflation, contracting credit, devalued currency and declining equities. We were somewhat nonplussed by the high anxiety, not out of any sense that the subprime mess was not serious, but more because our experience in the asset management business has seen us through a variety of markets (and economies) that tested our patience, commitment and discipline. It seemed clear that the subprime crisis was all too real even before the share prices of many financial companies began to tumble in the spring and summer months. However, the market as a whole did not follow suit in earnest until November, and the substantial small-cap market correction—that is, a fall-off for the Russell 2000 of 15% or more from a previous market high—had to wait until January 4, 2008 to become a reality. What we did see in the second half of 2007 was considerable volatility. During the third quarter, the Russell 2000 saw 24 out of 57 trading days in which it moved 2.0% or more intra-day, that is, 38% of the time; in the fourth quarter there were 28 out of 64 such trading days, or 44% of the time. Even as all signs pointed toward an end to the small-cap rally that began in October 2002, the second half of 2007 was more of a wildly volatile period, not a seriously bearish one.

  Still, the idea that stocks were headed for a bear market was remarkably persistent in the second half of 2007. And although equity returns through the end of December remained well shy of the bear necessity—a decline of 20% or more from the market’s previous peak—

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the fatalism was more than understandable. As the small-cap market crept toward the end of the year, it seemed to be just a matter of time before reality caught up with the bearish perceptions. We were not surprised, therefore, by the 15% correction from the small-cap peak on 7/13/07 that occurred on January 4th and were not too panicked by the official arrival of the small-cap bear on January 17th. In fact, few of the concerns about the market or the economy look groundless to us, even if our collective stoicism leads us to exchange worry for more work on finding attractively valued smaller companies. Long ago we accepted that we are powerless over when or if a bear market comes. We can only resolve to maintain our discipline and keep scouring the small-cap market for potential opportunity.

Long ago we accepted that we are powerless over when or if a bear market comes. We can only resolve to maintain our discipline and keep scouring the small-cap market for potential opportunity... We have always believed that uncovering opportunity in poor market conditions is one of the most effective ways to build strong absolute long-term performance.

  In this context of pessimism, then, we find ourselves in the contrarian position of feeling fairly sanguine about the state of equities, particularly over the long term, and also confident-however guardedly-about the next three to five years. In that spirit, we would like to advance the idea that the worst of the market’s decline is behind us as of this writing. Our optimism about the next few years is based in part on the speed with which information moves. Because bad news travels so quickly, the effects hit stocks hard and fast. We believe that the market has thus worked through the bulk of the distress caused by subprime woes, the credit crunch and the prospect of recession. While we are always focused on downside risk, we are just as excited about promising long-term opportunities that we see in certain smaller stocks in the current market. We understand that no investor enjoys these periods in which so many companies seem to be struggling and returns are falling further into negative territory. At the same time, declines, corrections and even the occasional bear market are part of the price of doing business in the stock market, especially if one is in it for the long haul, as we are. And it is precisely at such risky moments that we seek opportunity as so many others are avoiding it. As the saying goes, “Pain is inevitable, but misery is optional.” We have always believed that uncovering opportunity in poor market conditions is one of the most effective ways to build strong absolute long-term performance.

Does Papa Bear Look Small?

The market leadership issue needs no reality check, being clear to all who take time to look. Large-cap stocks, as measured by the S&P 500, outperformed their small-cap counterparts, as measured by the Russell 2000, for the calendar year. The large-cap index posted a gain of 5.5% versus a loss of 1.6% for the small-cap index in 2007. The S&P 500 built its lead with three consecutive quarters of relatively higher returns between the end of March and the end of December, including the difficult second half of 2007, during which the S&P 500 fell only 1.4% while the Russell 2000 lost 7.5%. Meanwhile, the Nasdaq Composite fared best of all three indices for the calendar year, gaining 9.9%, a noteworthy absolute and relative showing. However, the Nasdaq Composite also remained 47.5% shy of its March 2000 high

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’

candidate. In our security analysis
process, a company must stand or fall
on its own merits. We have always
believed that the best way to pick
stocks is to act as if we were buying a
business.

Another important metric in determining
a company’s absolute value is
capitalization rate, or cap rate. Most
commonly used in real estate asset
analysis, cap rate measures the ratio
between the cash flow an asset yields
and that asset’s purchase price. Our
managers calculate cap rate in a
couple of different ways: One looks at
a company’s EBIT (earnings before
interest and taxes) divided by the
business’s enterprise value; another
uses operating income (a close cousin
of EBIT) divided by the enterprise
value. In both cases, enterprise value
is derived by taking a company’s
current market value, subtracting
cash and adding in debt.

Our use of operating income is based
on the belief that it is the purest way
of understanding normalized income.
It is similar to cash flow, but also
includes amortization and depreciation,
which is critical to us as longterm
investors. When calculating cap
rate, we have to decide how best to
compute operating income. It is closely
related to a firm’s earnings, which
helps to explain why cap rate for us
is synonymous with earnings yield.

Continued on page 6...

Letter to Our Shareholders

as of 12/31/07, while the Russell 2000 and S&P 500 both finished 2007 ahead of their respective March 2000 highs. The Russell 2000 also held an edge over the S&P 500 for the five- and 10-year periods ended 12/31/07, while the large-cap index outperformed for the corresponding one- and three-year periods.
       That the U.S. economy is struggling, regardless of whether one uses the ‘r-word’ to describe the struggle, helps to explain the recent relative strength of larger and more growth-oriented companies in the stock market. As volatility and economic uncertainty became more and more familiar features of the financial landscape, investors began to favor some combination of size, stability and the potential to grow quickly. In the beginning of 2006, before the current difficulties of the domestic economy, we called for a stint of large-cap leadership. At that time, our conviction was based on the less dramatic factors of cyclicality and reversion to the mean-it simply seemed to us that the small-cap rally would soon run its course and that large-cap would regain a market leadership role in an overall low-return environment for equities. As it happens, the subprime implosion was the catalyst for the reversion.
       We suspect that large-cap stocks will hang on to market leadership for a while. After a nearly five-year rally in which small-cap, especially small-cap value, dominated returns, this seems uncontroversial. However, we understand that for small-cap mutual fund investors, it may sound a bit odd for us to flatly assert that we don’t see our chosen asset class in the lead any time soon as we enter 2008. Investors can take some comfort in the following: Our longer-term outlook for smaller stocks is positive; we continue to see the likelihood of frequent leadership rotation and narrow performance spreads in the intermediate term; and we believe that active small-cap management focused on quality should do fine in a market in which we expect that trait to be rewarded across capitalization ranges.

Polar Opposites

For anyone focused on the performance of the Russell 2000 Value index in 2007, it must have felt as if it was just a matter of time before the bear emerged from hibernation and grabbed hold of the market as a whole. Small-cap growth investors, on the other hand, may have reached a different conclusion about the state of the stock market. After a long period of outperforming its small-cap growth sibling-often dramatically-the small-cap value index fell behind in 2007. It was subtle at first, with the Russell 2000 Value index narrowly underperforming the Russell 2000 Growth index in the first quarter (+1.5% versus +2.5%), before falling further behind in the second (+2.3% versus +6.7%). Things grew stranger in the third quarter, when small-cap value fell 6.3% while small-cap growth eked out a marginal gain. (Historically, the Russell 2000 Value index has outperformed in most down market periods.) Finally, during the similarly volatile fourth quarter, the Russell 2000 Value index was down 7.3% versus a loss of 2.1% for the Russell 2000 Growth index, completing

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its clean quarterly sweep for the calendar year, while also notching another short-term outperformance in a period of falling share prices.
When one adjusts one’s perspective to reach beyond 2007, the picture begins to make sense. Although small-cap stocks as a whole began an impressive rally following the small-cap market trough on 10/9/02, the roots of strong performance for the Russell 2000 Value index actually reach back to the Russell 2000’s peak on 3/9/00. Although most equity indices large and small suffered dramatic declines from their respective March 2000 peaks through 10/9/02, the Russell 2000 index managed a cumulative gain of 2.0% during the same period. Once the wider small-cap rally kicked off, the small-cap value index held its performance edge through the new small-cap high on 7/13/07 (see table).
      Our belief in cyclicality and reversion to the mean permeates the way that we view all market categories, so the Russell 2000 Value index’s underperformance in 2007 was hardly a shock, especially since we had seen a fair amount of promising opportunities in small-cap growth stocks in the years prior to 2007. Current anxieties seem to have led as many investors into growth stocks—ample liquidity and the potential for growth in a depressed economy are a seductive combination—as they have into large-cap stocks. However, the Russell 2000 Value index held on to its long-term advantage, beating the Russell 2000 Growth index for the 10-, 15-, 20- and 25-year periods ended 12/31/07.

INDEX PERFORMANCE IN POST-BUBBLE PERIOD
Cumulative Total Returns During Small-Cap Decline and
Subsequent Rally

	3/9/00–10/9/02	10/9/02–7/13/07

Russell 2000	-44.1%	177.1%

Russell 2000 Value	+2.0	183.9

Russell 2000 Growth	-68.4	169.7

S&P 500	-42.6	117.9

Nasdaq Composite	-77.9	143.0

Bear with Us

Two thousand seven was a difficult year, at least in its second half. Owing to our belief that down market performance is a key indicator of a portfolio’s strength, we were generally satisfied with the year’s results. Our confidence as we look forward is also high, as we are now seeing plentiful opportunities in both the domestic and international markets. We’ve been involved in overseas investing to one degree or another for many years. American companies with substantial global business have also been included in several portfolios for just as long, so a more global outlook is not really new for us. The most important lesson we learned from buying non-U.S. companies over the years is that a good business looks the same in Italy or England as it does here in the States. The business models and metrics are similar, and today nearly all publicly traded companies publish their relevant information in English. As large as the domestic smaller stock market is, it is dwarfed by the size of the international small-cap marketplace. To us, this really represents

As large as the domestic smaller stock market is, it is dwarfed by the size of the international small-cap marketplace. To us, this really represents the best of two worlds— a domestic universe that we still feel great about and an international arena that we think is a source of enormous potential.
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When a company is posting positive
earnings or is in a traditionally cyclical
business, we look back historically
in an attempt to put together a pattern
of normalized operating income.
If a business is experiencing earnings
trouble, we look back in an effort to
project what its normalized operating
income may be over the next year.
The result of these efforts allows us
to come up with a figure that reflects
a longer-term measure than the operating
income line that is found on
a company’s income statement. This
in turn provides us with a cap rate
estimate that’s also in line with our
long-term investment horizon of two
to five years.

Generally, the higher the cap rate, the
lower the valuation risk, which is why
we seek cap rates beginning in the
double digits. Conversely, cap rates in
the mid-single digits or lower mean
that we generally will look elsewhere.
They represent little more return
potential than owning risk-free U.S.
treasuries, and we expect more
compensation for taking the risk of
equity ownership. A high cap rate is
ultimately important because it offers
us more potential upside, i.e., a more
attractive risk-reward scenario, and
that is critical in our search for strong
absolute value.	Letter to Our Shareholders
the best of two worlds—a domestic universe that we still feel great about and an international arena that we think is a source of enormous potential.
        Having said that, we understand that the issues facing small-cap investors in the current market are difficult. Economic uncertainty is pervasive. People continue to hold their breath, nervously waiting to see if the Federal Reserve Board’s moves might stave off a recession, or if a slowdown is already a forgone conclusion, as some economists are suggesting. More pertinently, many investors fear that small-caps will continue to lag if and when recession becomes a reality.
        Our view is that both the severity and span of a recession are likely to be fairly benign. More importantly, the reasoning behind our confidence in the long-term prospects for stocks, particularly smaller companies, has to do with the extremity of the sell-off that began in 2007’s second half and picked up steam in January 2008, which showed many equity investors behaving as if the recession were already well under way. Still, with the likelihood of recession strong (regardless of how bad one thinks it may be), we thought it would be useful to look at the performance of smaller companies in recent periods of economic slowdown. Looking at the four recessions that have occurred since the Russell

SMALL-CAP VERSUS LARGE-CAP PERFORMANCE DURING RECESSIONS
Cumulative Total Returns During Small-Cap Decline and Subsequent Rally

Recession Begin Date	Recession End Date	Length in Months	S&P 500	Russell 2000
1/31/80	7/31/80	6	9.6%	7.5%

7/31/81	11/30/82	16	14.2	14.8

7/31/90	3/31/91	8	8.0	7.7

2/28/01	11/30/01	9	-0.9	3.2

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2000’s inception in 1979 shows two interesting trends: First, the performance records for small- and large-cap stocks are mixed, most likely because shifts in equity returns began prior to the official recognition of each recession’s start. Second, the recessions have in general been short-lived (see the table on page 6).

“Exit, Pursued by a Bear”

What, then, does all of this portend for small-cap investors? Within our selection universe, it seems reasonable to expect growth to provide near-term outperformance. However, over longer-term periods, we believe that value will eventually resume its historical dominance. The Russell 2000 Value index outperformed the Russell 2000 Growth index more than 93% of the time when viewed over five-year time horizons through 12/31/07. In any case, we populate our portfolios with what we deem to be attractively priced companies drawn from the entire asset class—regardless of whether they are classified as value or growth. Of greater significance to us—since we do not attach ‘value’ or ‘growth’ labels to the stocks that we own—is the idea that smaller companies retain two unique features: historical outperformance during normal- and low-return periods for equities and a more broad-based acceptance by all types of investors, something that was not the case at the beginning of this decade.
  Down markets and recessions are each as inevitable as they are unpleasant. They are also finite. We think that the fourth quarter of 2007 and the events of January 2008 represented an overreaction to a slowdown in consumer spending and the economy as a whole. The market, in other words, has in many ways already responded to the recession—and in our view has overestimated its severity—which is why we suspect that equity returns should improve before the economy does. In the meantime, we are looking ahead and seeing opportunities that look very promising to us. Several discrete areas of our marketplace look attractively oversold in our eyes, so we are working to capture what we see as compelling values today in the hopes of a profitable long-term experience in the years to come.
Of great significance to us is the idea that
that smaller companies retain two unique
features: historical outperformance during
normal- and low-return periods for equities
and a more broad-based acceptance by all
types of investors, something that was not
the case at the beginning of this decade.
Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

January 31, 2008

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8 | Royce Capital Fund 2007 Annual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019

Charles M. Royce, Trustee*, President
 Age: 68 | Number of Funds Overseen: 27 | Tenure: Since 1982
Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee*
Age: 53 | Number of Funds Overseen: 41 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Legg Mason, Inc.; Member of Board of Managers of Royce. Mr. Fetting’s prior business experience includes having served as Senior Executive Vice President of Legg Mason, Inc.; Division President and Senior Officer, Prudential Financial Group, Inc. and related companies; Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.
Donald R. Dwight, Trustee
Age: 76 | Number of Funds Overseen: 27 | Tenure: Since 1998
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the Eaton Vance Funds.

Richard M. Galkin, Trustee
Age: 69 | Number of Funds Overseen: 27 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 68 | Number of Funds Overseen: 27 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

William L. Koke, Trustee
Age: 73 | Number of Funds Overseen: 27 | Tenure: Since 1996
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

Arthur S. Mehlman, Trustee
Age: 65 | Number of Funds Overseen: 41 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 68 | Number of Funds Overseen: 27 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 62 | Number of Funds Overseen: 41 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).
John D. Diederich, Vice President and Treasurer
Age: 56 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 49 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 49 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 45 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 40 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 48 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004); Compliance Officer of Royce (since June 2004); Vice President, The Bank of New York (from February 2001 to June 2004).

*  Interested Trustee.

Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling 1-800-221-4268.

Royce Capital Fund 2007 Annual Report to Shareholders | 9

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/07

July-December 2007*			-4.87%

One-Year			3.98

Three-Year			12.00

Five-Year			19.00

10-Year			15.60

Since Inception (12/27/96)			16.11

ANNUAL EXPENSE RATIO

Operating Expenses			1.31%

* Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RCM	Year	RCM

2007	4.0%	2001	29.7%

2006	21.1	2000	18.5

2005	11.6	1999	28.1

2004	13.8	1998	4.1

2003	49.2	1997	21.2

2002	-12.9

TOP 10 POSITIONS % of Net Assets

Exponent			1.3%

Bronco Drilling			1.2

TTM Technologies			1.1

Peerless Manufacturing			1.1

Olympic Steel			1.1

Bruker BioSciences			1.1

LECG Corporation			1.1

Endeavour Mining Capital			1.0

Dynamic Materials			1.0

Cavco Industries			0.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			17.8%

Natural Resources			15.4

Industrial Services			12.9

Health			10.8

Industrial Products			10.4

Financial Intermediaries			6.0

Consumer Products			4.5

Consumer Services			3.7

Financial Services			2.7

Miscellaneous			4.4

Cash and Cash Equivalents			11.4

Royce Capital Fund—Micro-Cap Portfolio

Manager’s Discussion
Although 2007 was a miserable year for micro-cap stocks in general, Royce Capital Fund—Micro-Cap Portfolio’s (RCM) diversified portfolio of micro-cap companies posted satisfactory results on both an absolute and a relative basis. RCM gained 4.0% for the calendar year, versus a decline of 1.6% for its small-cap benchmark, the Russell 2000, and a loss of 8.0% for the Russell Microcap Index. A strong first half (+9.3%) certainly drove Fund results, but losing less when market volatility and falling share prices first arrived in July was an equally significant factor. RCM was down 4.9% in the second half of 2007, compared to respective losses of 7.5% and 11.8% for the Russell 2000 and the Russell Microcap Index. The Fund fell 7.1% from the small-cap peak on 7/13/07 through 12/31/07, compared with its benchmark, which was off 9.9%, and the Russell Microcap Index, down 13.3%.
     While we are, of course, satisfied with solid short-term returns, portfolio performance over market cycles and long-term periods are even more meaningful. From the previous small-cap market peak on 3/9/00 through 12/31/07, RCM gained 210.1% versus a gain of 39.5% for the Russell 2000. (Data for the Russell Microcap Index only goes back to 2002.) During the generally more positive period from the small-cap market trough on 10/9/02 through 12/31/07, the Fund was up an impressive 173.1%, while the Russell 2000 gained 149.5% and the Russell Microcap Index was up 145.6%. The fact that each of these periods represents a terrific absolute result for the Fund means even more to us. In addition, RCM outpaced the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/27/96) periods ended 12/31/07. The Fund’s average annual total return since inception was 16.1%.
     We noted a performance disparity within the micro-cap sector during the first half of 2007, which helped RCM’s performance. In general, higher returns came from larger, more established micro-cap companies. As the credit crunch reared its head in the second half, micro-caps with better creditworthiness drew favor from investors. This development also benefited calendar-year results. By the end of 2007, it seemed clear to us that our preference for conservatively capitalized, quality micro-cap businesses was a sound strategy, both in an absolute sense and in the context of a
GOOD IDEAS THAT WORKED 2007 Net Realized and Unrealized Investment Return*

Peerless Manufacturing	$4,677,098

Dynamic Materials	4,043,794

Nextest Systems	3,453,161

Axsys Technologies	3,314,238

Bruker BioSciences	3,254,703

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RCM reflects Investment Class results. Shares of RCM’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses.

10  |  Royce Capital Fund 2007 Annual Report to Shareholders

Performance and Portfolio Review

market that bestowed little favor on micro-cap stocks. We also benefited by having little exposure to financial and real estate companies and only modest exposure to consumer businesses that suffered most during 2007.
     Nonetheless, Consumer Services posted the most significant net dollar-based losses in the portfolio during 2007, the bulk of which came from retail stores. We built up our position in women’s clothing store operator Cache during the second quarter as its price slumped amidst poor sales and depressed earnings, in the hope that this well-run, conservatively capitalized retailer would rebound. Elsewhere in the portfolio, Gammon Gold underwent a change in management (that we liked) and had some issues with its Mexican mining operations that included sluggish production. Lower-than-expected production at this early stage producer seemed to keep investors away in 2007. We reduced our stake during April but were otherwise content to wait for its share price to recover. We felt far less certain about the long-term prospects for Edge Petroleum, which we sold off in October after its own production woes discouraged us enough to take our losses and move on. Investment banker Cowen Group suffered a sharply declining stock price in the second half, which prompted us to build our position toward the end of December. It’s a company with low debt in a business that we think we know well.

     The Fund’s best-performing sectors on a dollar basis were areas in which we have historically found both value and quality—Industrial Products, Natural Resources, Health and Industrial Services. Two companies in the Industrial Products category were notable for their strong second halves. Peerless Manufacturing makes filtration and air pollution abatement products. Growing earnings in a more environmentally conscious world seemed to draw investors to stocks, which was the Fund’s fourth largest holding at the end of December. Earnings strength was also critical to the explosive results for Dynamic Materials, a firm that makes explosion-welded clad metal plates and provides welding services primarily for the energy industry. We reduced our stake in the second half.

GOOD IDEAS AT THE TIME 2007 Net Realized and Unrealized Investment Loss*

Cache	$3,306,353

Gammon Gold	2,786,025

Edge Petroleum	2,594,502

NetList	2,542,163

Cowen Group	2,239,731

*Net of dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Net Assets		$633 million

Number of Holdings		222

Symbol
Investment Class		RCMCX
Service Class		RCMSX

Average Market Capitalization*		$296 million

Weighted Average P/E Ratio**		14.6x

Weighted Average P/B Ratio		1.9x

Weighted Average Portfolio Yield		0.8%

*Geometrically calculated
**The Fund’s P/E calculation excludes companies with zero or negative earnings (18% of portfolio holdings as of 12/31/07).

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/07

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RCM	19.00%	14.17	1.34

Russell 2000	16.25	14.44	1.13

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

Royce Capital Fund 2007 Annual Report to Shareholders  |  11

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/07

July-December 2007*			-11.51%

One-Year			-2.14

Three-Year			7.08

Five-Year			16.70

10-Year			13.50

Since Inception (12/27/96)			13.91

ANNUAL EXPENSE RATIO

Operating Expenses			1.08%

* Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RCS	Year	RCS

2007	-2.1%	2001	21.0%

2006	15.6	2000	33.3

2005	8.6	1999	8.2

2004	25.0	1998	8.9

2003	41.1	1997	17.1

2002	-13.8

TOP 10 POSITIONS % of Net Assets

Unit Corporation			2.2%

Oil States International			2.2

Heidrick & Struggles International			2.1

Knight Capital Group Cl. A			2.0

Korn/Ferry International			1.9

St. Mary Land & Exploration			1.8

Agnico-Eagle Mines			1.7

Superior Well Services			1.6

Thor Industries			1.6

TrueBlue			1.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			18.1%

Industrial Products			17.8

Industrial Services			12.8

Technology			11.3

Financial Intermediaries			7.0

Consumer Products			7.8

Consumer Services			6.1

Health			5.7

Miscellaneous			4.9

Cash and Cash Equivalents			8.5

Royce Capital Fund—Small-Cap Portfolio

Managers’ Discussion
Royce Capital Fund—Small-Cap Portfolio (RCS) struggled in 2007. The Fund finished down 2.1% in 2007, compared with its smallcap benchmark, the Russell 2000, which declined 1.6%. The Fund’s terrific results in the first half, in which its 10.6% gain outpaced the 6.5% return for the small-cap index, were given back during the tumultuous second half of the year. Between July and December, the Fund was down 11.5% versus a loss of 7.5% for the benchmark. Making matters worse, RCS underperformed its benchmark from the small-cap market peak on 7/13/07 through 12/31/07 (-13.5% versus -9.9%).
     The performance intervals that we believe provide the best measure of the Fund’s success are market cycle and other long-term periods. RCS gained 188.3% from the previous small-cap peak on 3/9/00 through 12/31/07, a gain that more than quadrupled the Russell 2000’s 39.5% return for the same period. The Fund was also up an impressive 157.8% during the mostly bullish phase from the small-cap market trough on 10/9/02 through 12/31/07, maintaining its edge over the Russell 2000, which gained 149.5% during the same period. We have been satisfied with the Fund’s ten-plus years of performance since its inception on 12/27/96. We are especially happy because the market during these years has often rewarded less conservatively managed businesses than those we seek for the Fund’s portfolio. And 2007’s second half notwithstanding, RCS has also shown the kind of resilience in other periods of negative returns that mean so much to value investors such as ourselves (see the chart on page 13). Finally, we are pleased that the Fund beat the Russell 2000 for the three-, five-, 10-year and since inception periods ended 12/31/07. RCS’s average annual total return since inception was 13.9%.
     While the small-cap market grew sluggish, if not downright bearish, in the second half, the shift to quality that characterized the first half did not entirely disappear. The Industrial Products sector posted dollar-based net gains nearly four times higher than the portfolio’s next best-performing sector. Six of the Fund’s top-ten gainers, including the top four, called the sector home at year’s end. After posting stronger-than-expected fiscal third-quarter earnings in July, the share price of recycling and
GOOD IDEAS THAT WORKED 2007 Net Realized and Unrealized Investment Return*

Chaparral Steel	$3,548,367

Florida Rock Industries	2,905,256

Woodward Governor	2,678,318

Schnitzer Steel Industries Cl. A	1,782,752

NETGEAR	1,649,268

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RCS reflects Investment Class results. Shares of RCS’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses.

12  |  Royce Capital Fund 2007 Annual Report to Shareholders

Performance and Portfolio Review

scrap metal business Schnitzer Steel Industries began to soar, though it moved a little closer to earth in the fourth quarter. We trimmed our position in September. Two other key holdings in the Industrial Products’ metal fabrication and distribution industry were takeover targets. The acquisition of Florida Rock Industries by a larger competitor was announced in February 2007, and we finished selling our stake in April. In September, Chaparral Steel was also taken over by a larger competitor. The premium that was announced drove its stock price higher, allowing us to sell our remaining shares in August at an attractive gain. But not every strong performer was bought out. Long-time holding aircraft and industrial engine parts maker Woodward Governor saw its stock price rise through much of 2007, buoyed perhaps by its steady earnings growth and low debt. Elsewhere in the portfolio, the share price of wireless network equipment maker NETGEAR enjoyed a positive, though highly volatile, year, especially after an earnings disappointment in its second quarter drove its price down in July before bouncing back before the end of the year.
     The ripple effect of the slumping housing market could be seen in the declining stock price of specialty chemicals company Westlake Chemical, which manufactures vinyls, polymers and fabricated products used in home building. We built our position throughout 2007, confident at year end that this conservatively capitalized business could bounce back. Dismal days for retail stores helped the share price of The Dress Barn to slide, which in turn drove us to build a position in what we have long thought of as a well-managed retailer. We held a different opinion of toy and collectibles company RC2 Corporation when recalls in June and September hurt its business badly enough for us to substantially reduce our stake and re-think the extent of our commitment.

GOOD IDEAS AT THE TIME 2007 Net Realized and Unrealized Investment Loss*

RC2 Corporation	$2,448,181

Dress Barn (The)	2,401,287

Westlake Chemical	2,212,307

Pacer International	1,990,751

Westwood One	1,989,322

*Net of dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Net Assets		$347 million

Number of Holdings		103

Symbol
Investment Class		RCPFX
Service Class		RCSSX

Average Market Capitalization*		$846 million

Weighted Average P/E Ratio**		12.3x

Weighted Average P/B Ratio		1.8x

Weighted Average Portfolio Yield		0.7%

* Geometrically calculated
** The Fund’s P/E calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 12/31/07).

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/07

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RCS	16.70%	12.82	1.30

Russell 2000	16.25	14.44	1.13

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

Royce Capital Fund 2007 Annual Report to Shareholders  |  13

Schedules of Investments

Royce Capital Fund - Micro-Cap Portfolio

	SHARES	VALUE
COMMON STOCKS - 88.6%

Consumer Products - 4.5%
Apparel, Shoes and Accessories - 1.8%
Jos. A. Bank Clothiers [a,b]	107,900	$3,069,755
LaCrosse Footwear	257,301	4,513,060
True Religion Apparel [a,b]	165,900	3,541,965

		11,124,780

Collectibles - 0.3%
RC2 Corporation [a,b]	74,800	2,099,636

Food/Beverage/Tobacco - 1.0%
†Asian Citrus Holdings	108,000	708,099
Boston Beer Cl. A [a,b]	34,400	1,295,160
Jones Soda [a,b]	213,300	1,586,952
Monterey Gourmet Foods [a,b]	331,600	1,061,120
Reliv International	181,000	1,482,390

		6,133,721

Home Furnishing and Appliances - 0.8%
†AS Creation Tapeten	80,580	5,415,044

Household Products/Wares - 0.0%
†Emak	21,150	163,441

Sports and Recreation - 0.6%
Arctic Cat	103,000	1,229,820
†Piscines Desjoyaux	31,000	2,544,809

		3,774,629

Total (Cost $27,536,925)		28,711,251

Consumer Services - 3.7%
Direct Marketing - 0.1%
Dover Saddlery [a,b]	120,365	501,922

Leisure and Entertainment - 0.9%
FortuNet [a,b]	138,200	1,111,128
4Kids Entertainment [a,b]	113,000	1,485,950
New Frontier Media	566,600	3,116,300

		5,713,378

Restaurants and Lodgings - 0.5%
†Benihana [a,b]	61,314	775,622
Benihana Cl. A [a,b]	107,930	1,376,108
†City Lodge Hotels	100,000	1,197,543

		3,349,273

Retail Stores - 2.2%
A.C. Moore Arts & Crafts [a]	239,500	3,293,125
Buckle (The)	79,350	2,618,550
Cache [a]	308,800	2,884,192
Cato Corporation Cl. A	124,500	1,949,670
Finish Line (The) Cl. A [b]	386,500	935,330
†Pier 1 Imports [a,b]	406,800	2,127,564

		13,808,431

Total (Cost $25,621,292)		23,373,004

Financial Intermediaries - 6.0%
Banking - 1.7%
Bancorp (The) [a]	127,528	1,716,527
BB Holdings [a]	836,924	3,997,547
	SHARES	VALUE
Canadian Western Bank	150,800	$4,790,091

		10,504,165

Insurance - 2.2%
AmCOMP [a]	217,400	2,032,690
American Safety Insurance Holdings [a]	163,200	3,206,880
Argo Group International Holdings	70,027	2,950,237
Navigators Group [a,b]	56,300	3,659,500
United Fire & Casualty	78,630	2,287,347

		14,136,654

Securities Brokers - 2.1%
†Brait	716,002	2,722,895
Cowen Group [a,b]	246,000	2,339,460
Sanders Morris Harris Group	368,500	3,777,125
†Thomas Weisel Partners Group [a,b]	302,700	4,156,071

		12,995,551

Total (Cost $29,922,382)		37,636,370

Financial Services - 2.7%
Information and Processing - 0.2%
EDGAR Online [a,b]	337,000	1,145,800

Investment Management - 2.5%
ADDENDA Capital	163,100	3,718,274
†Anima	1,047,010	3,249,757
†CapMan Cl. B	532,900	2,526,246
†Deutsche Beteiligungs	146,700	4,588,586
U.S. Global Investors Cl. A	93,000	1,549,380

		15,632,243

Total (Cost $17,935,644)		16,778,043

Health - 10.8%
Commercial Services - 0.3%
PDI [a]	222,700	2,086,699

Drugs and Biotech - 4.1%
Barrier Therapeutics [a,b]	256,300	1,009,822
Cell Genesys [a]	685,500	1,576,650
Cerus Corporation [a,b]	400,000	2,604,000
DUSA Pharmaceuticals [a,b]	525,649	1,088,093
Dyax Corporation [a,b]	679,516	2,487,029
†Fornix Biosciences	51,220	1,406,521
Lexicon Pharmaceuticals [a,b]	747,600	2,265,228
Maxygen [a,b]	183,000	1,469,490
Neogen Corporation [a,b]	183,050	4,859,977
Orchid Cellmark [a]	949,200	4,746,000
†ULURU [a,b]	800,000	2,168,000

		25,680,810

Health Services - 1.0%
Bio-Imaging Technologies [a,b]	303,823	2,464,005
CorVel Corporation [a,b]	78,225	1,800,739
U.S. Physical Therapy [a]	141,960	2,039,965

		6,304,709

Medical Products and Devices - 5.1%
Anika Therapeutics [a]	123,252	1,789,619
Bruker BioSciences [a]	506,543	6,737,022

14 | Royce Capital Fund 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

	SHARES	VALUE
Health (continued)
Medical Products and Devices (continued)
Caliper Life Sciences [a,b]	321,000	$1,775,130
Candela Corporation [a]	85,900	479,322
Exactech [a,b]	159,000	3,299,250
†ICU Medical [a,b]	15,000	540,150
Kensey Nash [a]	27,200	813,824
Langer [a]	360,300	925,971
Merit Medical Systems [a]	176,600	2,454,740
Minrad International [a,b]	287,200	933,400
NMT Medical [a,b]	174,800	982,376
Possis Medical [a]	137,331	2,002,286
Shamir Optical Industry	145,700	1,457,000
Syneron Medical [a,b]	86,444	1,155,756
Thermage [a]	257,500	1,488,350
†Vital Images [a]	120,000	2,168,400
Young Innovations	149,465	3,573,708

		32,576,304

Personal Care - 0.3%
Nutraceutical International [a]	146,500	1,941,125

Total (Cost $65,742,212)		68,589,647

Industrial Products - 10.4%
Automotive - 0.7%
Aftermarket Technology [a]	108,900	2,968,614
†Landi Renzo [a]	465,000	1,531,965

		4,500,579

Building Systems and Components - 1.8%
AAON	192,675	3,818,818
Drew Industries [a]	146,200	4,005,880
LSI Industries	200,599	3,650,902

		11,475,600

Industrial Components - 0.5%
Powell Industries [a]	65,000	2,864,550

Machinery - 2.7%
Eagle Test Systems [a,b]	188,600	2,410,308
†Exel Industries Cl. A	7,039	954,895
†Kadant [a,b]	65,900	1,955,253
Key Technology [a]	145,300	5,012,850
T-3 Energy Services [a]	72,097	3,389,280
†Technotrans	123,350	3,072,527

		16,795,113

Metal Fabrication and Distribution - 2.5%
Dynamic Materials	109,400	6,443,660
†Izmir Demir Celik Sanayii [a]	450,000	1,004,239
Olympic Steel	216,400	6,862,044
Samuel Manu-Tech	161,000	1,727,534

		16,037,477

Miscellaneous Manufacturing - 1.6%
GP Strategies [a]	336,100	3,579,465
Peerless Manufacturing [a]	166,600	6,862,254

		10,441,719

Specialty Chemicals and Materials - 0.6%
American Vanguard	111,033	1,926,423
	SHARES	VALUE
Hawkins	128,300	$1,924,500

		3,850,923

Textiles - 0.0%
†Marimekko [a]	6,348	168,305

Total (Cost $41,980,730)		66,134,266

Industrial Services - 12.9%
Commercial Services - 4.3%
Barrett Business Services	84,099	1,514,623
Collectors Universe	261,807	3,230,698
Electro Rent	148,200	2,200,770
Intersections [a,b]	301,742	2,513,511
LECG Corporation [a]	444,396	6,692,604
Lincoln Educational Services [a,b]	272,304	4,008,315
†Metalico [a,b]	192,900	2,091,036
†PeopleSupport [a,b]	219,987	3,009,422
Willdan Group [a]	290,100	1,995,888

		27,256,867

Engineering and Construction - 3.0%
Cavalier Homes [a]	355,700	693,615
Cavco Industries [a]	171,481	5,802,917
Exponent [a]	314,500	8,504,080
Sterling Construction [a,b]	187,000	4,080,340

		19,080,952

Food and Tobacco Processors - 1.6%
†Imperial Sugar Company	144,400	2,710,388
Omega Protein [a,b]	336,300	3,124,227
†Sipef	2,591	1,510,468
Zapata Corporation [a]	394,300	2,886,276

		10,231,359

Printing - 1.1%
CSS Industries	64,000	2,348,800
Courier Corporation	81,718	2,697,511
Ennis	81,500	1,467,000

		6,513,311

Transportation and Logistics - 2.9%
†Euroseas	392,749	4,870,088
Marten Transport [a,b]	309,749	4,320,999
Patriot Transportation Holding [a,b]	60,009	5,534,630
Vitran Corporation Cl. A [a]	259,050	3,686,281

		18,411,998

Total (Cost $74,820,591)		81,494,487

Natural Resources - 15.4%
Energy Services - 4.3%
†Flotek Industries [a,b]	71,300	2,569,652
Gulf Island Fabrication	100,900	3,199,539
Particle Drilling Technologies [a]	332,200	857,076
Pioneer Drilling [a]	152,500	1,811,700
Savanna Energy Services	166,084	2,694,164
Superior Well Services [a]	105,600	2,240,832
TGC Industries [a]	397,966	3,840,372

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2007 Annual Report to Shareholders | 15

Schedules of Investments

Royce Capital Fund - Micro-Cap Portfolio (continued)

	SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)
Tesco Corporation [a]	192,000	$5,504,640
Total Energy Services Trust	564,200	3,081,248
World Energy Solutions [a]	2,157,200	1,748,579

		27,547,802

Oil and Gas - 1.4%
Bronco Drilling [a]	511,200	7,591,320
†Kodiak Oil & Gas [a,b]	560,500	1,233,100
PetroCorp [a,d]	163,200	0

		8,824,420

Precious Metals and Mining - 9.1%
Alamos Gold [a]	429,200	2,404,859
†Allied Nevada Gold	837,309	5,216,435
Central African Gold [a]	1,571,326	876,148
Eldorado Gold [a]	200,000	1,160,000
Endeavour Mining Capital	722,900	6,474,934
Endeavour Silver [a,b]	428,100	1,699,557
Entree Gold [a]	988,700	2,471,750
First Majestic Silver [a]	775,800	3,615,867
Gammon Gold [a,b]	350,447	2,807,080
Greystar Resources [a]	399,300	2,548,853
Hecla Mining [a,b]	309,000	2,889,150
Metallica Resources [a,b]	658,500	3,588,825
Midway Gold [a]	782,900	3,046,087
Miramar Mining [a,b]	338,000	2,122,640
Quaterra Resources [a]	542,500	1,731,471
†Red Back Mining [a]	677,100	4,864,116
†Rusoro Mining [a,b]	549,900	891,474
Silvercorp Metals	317,400	3,016,578
U.S. Gold [a]	671,996	1,989,108
†Uranium Resources [a,b]	197,800	2,468,544
Western Copper [a,b]	1,611,200	1,861,055

		57,744,531

Real Estate - 0.6%
†Kennedy-Wilson [a,b]	84,000	3,544,800

Total (Cost $77,179,102)		97,661,553

Technology - 17.8%
Aerospace and Defense - 2.7%
†Aerovironment [a]	135,770	3,285,634
†American Science & Engineering	50,100	2,843,175
Axsys Technologies [a]	121,800	4,463,970
Ducommun [a]	125,400	4,765,200
Integral Systems	89,077	2,071,931

		17,429,910

Components and Systems - 2.4%
Excel Technology [a]	205,900	5,579,890
†LaCie	278,000	2,289,074
TTM Technologies [a]	606,200	7,068,292
†Viscom	20,243	267,265

		15,204,521

Distribution - 0.5%
†Diploma	165,551	3,058,202

	SHARES	VALUE
Internet Software and Services - 1.4%
Answers Corporation [a,b]	144,100	$979,880
CryptoLogic	113,000	1,983,150
Descartes Systems Group (The) [a,b]	240,000	1,008,000
Jupitermedia Corporation [a,b]	458,207	1,750,351
Packeteer [a,b]	226,300	1,394,008
SupportSoft [a,b]	372,100	1,655,845

		8,771,234

IT Services - 0.3%
†Neurones	254,001	2,301,000

Semiconductors and Equipment - 5.9%
Advanced Energy Industries [a]	141,100	1,845,588
Cascade Microtech [a]	184,763	1,880,887
CEVA [a]	436,500	5,312,205
†Genesis Microchip [a,b]	126,700	1,085,819
Ikanos Communications [a]	309,400	1,664,572
Integrated Silicon Solution [a]	459,824	3,044,035
Nextest Systems [a]	168,800	3,357,432
PDF Solutions [a]	380,900	3,431,909
QuickLogic Corporation [a,b]	287,800	949,740
†Rubicon Technology [a,b]	70,800	1,681,500
†Rudolph Technologies [a,b]	177,900	2,013,828
†Saifun Semiconductors [a]	554,200	4,854,792
Semitool [a]	275,500	2,391,340
†Supertex [a]	117,200	3,667,188

		37,180,835

Software - 3.0%
†Aero Inventory	160,000	2,105,066
†Datasul	216,750	2,292,942
Digi International [a]	256,200	3,635,478
Fundtech [a]	128,100	1,711,416
Moldflow Corporation [a]	33,600	541,296
NetScout Systems [a,b]	6,506	83,082
Pervasive Software [a]	324,400	1,307,332
PLATO Learning [a]	829,237	3,292,071
Renaissance Learning	160,778	2,250,892
†SeaChange International [a,b]	244,400	1,767,012

		18,986,587

Telecommunications - 1.6%
Anaren [a]	198,100	3,266,669
Atlantic Tele-Network	151,750	5,126,115
KVH Industries [a]	199,400	1,607,164

		9,999,948

Total (Cost $102,230,727)		112,932,237

Miscellaneous [c] - 4.4%
Total (Cost $30,709,643)		28,094,135

TOTAL COMMON STOCKS
(Cost $493,679,248)		561,404,993

16 | Royce Capital Fund 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

		VALUE

REPURCHASE AGREEMENTS - 11.1%
State Street Bank & Trust Company,
4.00% dated 12/31/07, due 1/2/08,
maturity value $20,464,547 (collateralized
by obligations of various U.S. Government
Agencies, valued at $20,976,300)
(Cost $20,460,000)		$20,460,000

Lehman Brothers (Tri-Party),
4.125% dated 12/31/07, due 1/2/08,
maturity value $50,011,458 (collateralized
by obligations of various U.S. Government
Agencies, valued at $51,012,173)
(Cost $50,000,000)		50,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $70,460,000)		70,460,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES
LOANED - 8.3%
Federal Home Loan Bank-Bonds
4.00%-4.60%
due 11/28/08-2/6/09	$229	229
Federal Home Loan Bank-Discount Notes
due 5/2/08	3,361	3,361
Federal National Mortgage Association-
Discount Notes
due 1/25/08-3/28/08	3,005	3,005
Freddie Mac-Discount Notes
due 2/4/08	328	328
U.S. Treasury Bonds
2.00%-3.875%
due 1/15/26-4/15/32	1,936	1,947
U.S. Treasury Notes
0.875%-3.625%
due 11/15/08-7/15/17	13,939	14,036
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-4.884%)		52,280,374

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $52,303,280)		52,303,280

VALUE
TOTAL INVESTMENTS - 108.0%
(Cost $616,442,528)	$684,168,273
LIABILITIES LESS CASH
AND OTHER ASSETS - (8.0)%	(50,699,848)

NET ASSETS - 100.0%	$633,468,425

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2007 Annual Report to Shareholders | 17

Schedules of Investments

Royce Capital Fund - Small-Cap Portfolio

	SHARES	VALUE
COMMON STOCKS - 91.5%

Consumer Products - 7.8%
Apparel, Shoes and Accessories - 0.7%
K-Swiss Cl. A	128,100	$2,318,610

Collectibles - 0.6%
RC2 Corporation [a]	75,787	2,127,341

Consumer Electronics - 1.0%
†Sonic Solutions [a,b]	349,600	3,632,344

Health, Beauty and Nutrition - 1.3%
Nu Skin Enterprises Cl. A	274,000	4,501,820

Home Furnishing and Appliances - 1.4%
Ethan Allen Interiors	108,900	3,103,650
Stanley Furniture	136,600	1,639,200

		4,742,850

Sports and Recreation - 2.8%
Thor Industries	142,900	5,431,629
Winnebago Industries	205,200	4,313,304

		9,744,933

Total (Cost $31,860,402)		27,067,898

Consumer Services - 6.1%
Leisure and Entertainment - 1.0%
International Speedway Cl. A	84,800	3,492,064

Media and Broadcasting - 0.0%
Westwood One	14,100	28,059

Restaurants and Lodgings - 0.5%
CEC Entertainment [a]	64,500	1,674,420

Retail Stores - 4.6%
Buckle (The)	135,800	4,481,400
Cato Corporation Cl. A	240,900	3,772,494
Charlotte Russe Holding [a]	201,400	3,252,610
†Dress Barn (The) [a,b]	345,500	4,322,205

		15,828,709

Total (Cost $24,965,337)		21,023,252

Financial Intermediaries - 7.0%
Insurance - 4.5%
Aspen Insurance Holdings [b]	126,300	3,642,492
†Max Capital Group	150,503	4,212,579
†Meadowbrook Insurance Group [a,b]	316,100	2,974,501
ProAssurance Corporation [a,b]	14,100	774,372
Security Capital Assurance [b]	34,200	133,038
†United America Indemnity [a,b]	140,700	2,802,744
United Fire & Casualty	37,200	1,082,148

		15,621,874

Securities Brokers - 2.5%
Knight Capital Group Cl. A [a,b]	475,100	6,841,440
†Thomas Weisel Partners Group [a,b]	145,594	1,999,005

		8,840,445

Total (Cost $25,045,703)		24,462,319

	SHARES	VALUE
Health - 5.7%
Drugs and Biotech - 0.5%
†Emergent Biosolutions [a,b]	366,200	$1,852,972

Health Services - 0.9%
U.S. Physical Therapy [a]	226,200	3,250,494

Medical Products and Devices - 2.4%
Cutera [a]	37,422	587,525
†Home Diagnostics [a,b]	291,151	2,378,704
†Palomar Medical Technologies [a,b]	114,700	1,757,204
Vital Signs	70,521	3,605,034

		8,328,467

Personal Care - 1.9%
Inter Parfums	217,531	3,909,032
Nutraceutical International [a]	198,104	2,624,878

		6,533,910

Total (Cost $21,343,339)		19,965,843

Industrial Products - 17.8%
Automotive - 1.2%
Dorman Products [a]	168,259	2,404,421
†Miller Industries [a,b]	124,500	1,704,405

		4,108,826

Building Systems and Components - 1.3%
Drew Industries [a,b]	27,500	753,500
Simpson Manufacturing [b]	136,885	3,639,772

		4,393,272

Industrial Components - 1.0%
†Bel Fuse Cl. A	42,362	1,461,065
Bel Fuse Cl. B	69,388	2,030,987

		3,492,052

Machinery - 7.7%
Applied Industrial Technologies	162,900	4,727,358
Eagle Test Systems [a,b]	253,169	3,235,500
†Gardner Denver [a]	153,300	5,058,900
Graco	48,500	1,807,110
Lincoln Electric Holdings	50,500	3,594,590
MTS Systems	102,509	4,374,059
Woodward Governor	59,600	4,049,820

		26,847,337

Metal Fabrication and Distribution - 5.3%
Metal Management	113,400	5,163,102
†Quanex Corporation	84,400	4,380,360
†Schnitzer Steel Industries Cl. A	57,900	4,002,627
†Universal Stainless & Alloy Products [a,b]	142,260	5,060,188

		18,606,277

Specialty Chemicals and Materials - 1.3%
Westlake Chemical	232,000	4,405,680

Total (Cost $55,208,115)		61,853,444

Industrial Services - 12.8%
Commercial Services - 10.1%
Barrett Business Services	183,426	3,303,502
†CRA International [a,b]	77,618	3,695,393
Heidrick & Struggles International	199,700	7,410,867

18 | Royce Capital Fund 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
†Kforce [a,b]	362,900	$3,538,275
Korn/Ferry International [a,b]	357,100	6,720,622
LECG Corporation [a]	311,516	4,691,431
SM&A [a,b]	41,360	241,129
TrueBlue [a,b]	372,800	5,398,144

		34,999,363

Engineering and Construction - 0.4%
Exponent [a]	50,420	1,363,357

Transportation and Logistics - 2.3%
Arkansas Best	119,100	2,613,054
†Heartland Express	260,700	3,696,726
†Pacer International	126,700	1,849,820

		8,159,600

Total (Cost $52,118,858)		44,522,320

Natural Resources - 18.1%
Energy Services - 7.7%
Ensign Energy Services	276,200	4,267,744
Oil States International [a,b]	223,200	7,615,584
Patterson-UTI Energy	35,400	691,008
†Pioneer Drilling [a,b]	142,064	1,687,720
RPC	344,200	4,030,582
Superior Well Services [a]	261,469	5,548,372
†Trican Well Service	155,400	3,027,856

		26,868,866

Oil and Gas - 7.2%
Cimarex Energy	58,518	2,488,771
†Grey Wolf [a,b]	687,700	3,665,441
Mariner Energy [a,b]	222,200	5,083,936
St. Mary Land & Exploration	157,500	6,081,075
Unit Corporation [a]	168,200	7,779,250

		25,098,473

Precious Metals and Mining - 3.2%
Agnico-Eagle Mines	105,000	5,736,150
†Fronteer Development Group [a,b]	14,800	147,260
Pan American Silver [a,b]	86,000	3,003,980
†Silver Standard Resources [a,b]	56,400	2,060,292

		10,947,682

Total (Cost $54,070,722)		62,915,021

Technology - 11.3%
Components and Systems - 1.3%
Rimage Corporation [a,b]	175,245	4,547,608

Internet Software and Services - 0.1%
iPass [a,b]	53,861	218,676

IT Services - 0.8%
Perot Systems Cl. A [a,b]	215,800	2,913,300

Semiconductors and Equipment - 7.1%
†Advanced Energy Industries [a,b]	219,000	2,864,520
Entegris [a]	400,700	3,458,041
Fairchild Semiconductor International [a]	193,700	2,795,091
†MKS Instruments [a]	260,700	4,989,798
	SHARES	VALUE
Nextest Systems [a]	164,500	$3,271,905
Semitool [a]	103,950	902,286
†Techwell [a,b]	40,818	449,406
†Trident Microsystems [a,b]	350,800	2,301,248
†Verigy [a]	132,500	3,600,025

		24,632,320

Software - 0.4%
Pervasive Software [a]	355,504	1,432,681

Telecommunications - 1.6%
†Comtech Telecommunications [a]	50,700	2,738,307
NETGEAR [a]	73,100	2,607,477

		5,345,784

Total (Cost $37,732,840)		39,090,369

Miscellaneous [c] - 4.9%
Total (Cost $17,426,273)		17,069,972

TOTAL COMMON STOCKS
(Cost $319,771,589)		317,970,438

REPURCHASE AGREEMENTS - 8.6%
State Street Bank & Trust Company, 4.00% dated 12/31/07, due 1/2/08, maturity value $9,780,173 (collateralized by obligations of various U.S. Government Agencies, valued at $10,026,600) (Cost $9,778,000)		9,778,000

Lehman Brothers (Tri-Party), 4.125% dated 12/31/07, due 1/2/08, maturity value $20,004,583 (collateralized by obligations of various U.S. Government Agencies, valued at $20,407,716) (Cost $20,000,000)		20,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $29,778,000)		29,778,000

COLLATERAL RECEIVED FOR SECURITIES LOANED - 12.9%
Money Market Funds
State Street Navigator Securities Lending Prime Portfolio (7 day yield-4.884%) (Cost $44,899,286)		44,899,286

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2007 Annual Report to Shareholders | 19

Schedules of Investments	December 31, 2007

Royce Capital Fund - Small-Cap Portfolio (continued)

VALUE
TOTAL INVESTMENTS - 113.0%
(Cost $394,448,875)	$392,647,724

LIABILITIES LESS CASH AND OTHER ASSETS - (13.0)%	(45,254,048)

NET ASSETS - 100.0%	$347,393,676

†	New additions in 2007.
[a]	Non-income producing.
[b]	All or a portion of these securities were on loan at December 31, 2007.
[c]	Includes securities first acquired in 2007 and less than 1% of net assets.
[d]	A security for which market quotations are no longer readily available represents 0.0% of net assets for Royce Micro-Cap Portfolio. This security has been valued at its fair value under procedures established by the Fund’s Board of Trustees.

Bold indicates a Fund’s largest 20 equity holdings in terms of December 31, 2007 market value.

20 | Royce Capital Fund 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Assets and Liabilities	December 31, 2007

	Micro-Cap Portfolio	Small-Cap Portfolio
ASSETS:
Investments at value
(including collateral on loaned securities)*	$613,708,273	$362,869,724
Repurchase agreements (at cost and value)	70,460,000	29,778,000
Cash and foreign currency	136,818	764
Receivable for investments sold	5,672,709	401,102
Receivable for capital shares sold	756,355	1,521,551
Receivable for dividends and interest	725,261	190,777
Prepaid expenses and other assets	9,883	5,131

Total Assets	691,469,299	394,767,049

LIABILITIES:
Payable for collateral on loaned securities	52,303,280	44,899,286
Payable for investments purchased	4,680,732	1,583,916
Payable for capital shares redeemed	249,503	508,242
Payable for investment advisory fees	662,728	291,626
Accrued expenses	104,631	90,303

Total Liabilities	58,000,874	47,373,373

Net Assets	$633,468,425	$347,393,676

ANALYSIS OF NET ASSETS:
Paid-in capital	$513,701,892	$318,772,585
Undistributed net investment income (loss)	(369,476)	1,999,415
Accumulated net realized gain (loss) on investments and foreign currency	52,411,850	28,422,474
Net unrealized appreciation (depreciation) on investments and foreign currency	67,724,159	(1,800,798)

Net Assets	$633,468,425	$347,393,676

Investment Class	$629,953,359	$345,746,895
Service Class	3,515,066	1,646,781

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)
Investment Class	46,765,884	34,702,551
Service Class	261,407	165,734

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
(offering and redemption price per share)
Investment Class	$13.47	$9.96
Service Class	13.45	9.94

* Investments at identified cost	$545,982,528	$364,670,875
Market value of loaned securities	49,952,888	43,165,763

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2007 Annual Report to Shareholders | 21

Statements of Changes in Net Assets

	Micro-Cap Portfolio		Small-Cap Portfolio

	Year ended	Year ended	Year ended	Year ended
	12/31/07	12/31/06	12/31/07	12/31/06
INVESTMENT OPERATIONS:
Net investment income (loss)	$1,206,158	$(438,651)	$1,999,916	$180,298
Net realized gain (loss) on investments and foreign currency	59,162,715	61,308,861	28,423,391	15,832,811
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(37,328,290)	27,296,223	(41,506,884)	16,638,306

Net increase (decrease) in net assets from investment operations	23,040,583	88,166,433	(11,083,577)	32,651,415

DISTRIBUTIONS:
Net investment income
Investment Class	(9,361,854)	(947,018)	(180,956)	(160,670)
Service Class	(35,888)	(1,059)	–	–
Net realized gain on investments and foreign currency
Investment Class	(53,346,171)	(28,847,326)	(15,743,210)	(11,959,081)
Service Class	(235,606)	(35,126)	(79,740)	(4,597)

Total distributions	(62,979,519)	(29,830,529)	(16,003,906)	(12,124,348)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	160,003,809	168,827,134	116,967,688	99,650,121
Service Class	3,215,912	1,242,229	2,184,727	100,000
Distributions reinvested
Investment Class	62,708,019	29,794,340	15,924,166	12,119,749
Service Class	271,494	36,184	79,740	4,596
Value of shares redeemed
Investment Class	(114,348,536)	(79,785,472)	(34,312,008)	(45,248,435)
Service Class	(961,816)	(1,273)	(554,804)	–

Net increase (decrease) in net assets from capital share transactions	110,888,882	120,113,142	100,289,509	66,626,031

NET INCREASE (DECREASE) IN NET ASSETS	70,949,946	178,449,046	73,202,026	87,153,098
NET ASSETS:
Beginning of year	562,518,479	384,069,433	274,191,650	187,038,552

End of year	$633,468,425	$562,518,479	$347,393,676	$274,191,650

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$(369,476)	$1,205,361	$1,999,415	$179,830

22 | Royce Capital Fund 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Year Ended December 31, 2007

	Micro-Cap Portfolio	Small-Cap Portfolio
INVESTMENT INCOME:
Income:
Interest	$4,629,443	$2,051,552
Dividends	4,341,369	3,467,575
Securities lending	548,960	88,429

Total income	9,519,772	5,607,556

Expenses:
Investment advisory fees	7,919,803	3,323,877
Distribution fees	5,401	3,867
Shareholder reports	162,836	140,051
Custody	75,167	40,576
Administrative and office facilities	43,305	21,897
Trustees’ fees	42,249	21,724
Audit	31,870	31,546
Shareholder servicing	26,343	23,486
Legal	5,635	2,852
Registration	2,893	3,738
Other expenses	19,171	10,202

Total expenses	8,334,673	3,623,816
Compensating balance credits	(9,599)	(4,877)
Fees waived by distributor	(5,401)	(3,867)
Expenses reimbursed by investment adviser
Service Class	(6,059)	(7,432)

Net expenses	8,313,614	3,607,640

Net investment income (loss)	1,206,158	1,999,916

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency
Non-Affiliated Companies	59,268,844	28,423,391
Affiliated Companies	(106,129)	–
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(37,328,290)	(41,506,884)

Net realized and unrealized gain (loss) on investments and foreign currency	21,834,425	(13,083,493)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$23,040,583	$(11,083,577)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2007 Annual Report to Shareholders | 23

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net					Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Micro-Cap Portfolio – Investment Class
2007	$14.40	$0.03	$0.53	$0.56	$(0.22)	$(1.27)	$(1.49)	$13.47	3.98%	$629,953	1.31%	1.31%	1.31%	0.19%	47%
2006	12.57	0.01	2.63	2.64	(0.03)	(0.78)	(0.81)	14.40	21.07	561,257	1.32	1.31	1.31	(0.09)	41
2005	11.50	(0.05)	1.38	1.33	(0.06)	(0.20)	(0.26)	12.57	11.61	384,069	1.33	1.33	1.33	(0.51)	38
2004	10.90	(0.09)	1.58	1.49	–	(0.89)	(0.89)	11.50	13.85	345,499	1.34	1.34	1.34	(0.78)	38
2003	7.60	(0.08)	3.80	3.72	–	(0.42)	(0.42)	10.90	49.16	249,652	1.36	1.36	1.35	(0.84)	41

Micro-Cap Portfolio – Service Class(a)
2007	$14.39	$(0.06)	$0.58	$0.52	$(0.19)	$(1.27)	$(1.46)	$13.45	3.71%	$3,515	2.11%	2.11%	1.58%	(0.06)%	47%
2006	14.90	(0.04)	0.34	0.30	(0.02)	(0.79)	(0.81)	14.39	2.06 **	1,262	8.67 *	8.67 *	1.58 *	0.16 *	41

Small-Cap Portfolio – Investment Class
2007	$10.67	$0.07	$(0.30)	$(0.23)	$(0.00)	$(0.48)	$(0.48)	$9.96	(2.14)%	$345,747	1.09%	1.08%	1.08%	0.60%	64%
2006	9.67	0.00	1.51	1.51	(0.01)	(0.50)	(0.51)	10.67	15.57	274,089	1.08	1.08	1.08	0.08	54
2005	9.00	0.01	0.76	0.77	–	(0.10)	(0.10)	9.67	8.56	187,039	1.11	1.11	1.11	0.11	45
2004	7.59	(0.05)	1.93	1.88	–	(0.47)	(0.47)	9.00	24.95	110,911	1.14	1.14	1.14	(0.62)	47
2003	5.71	(0.04)	2.38	2.34	–	(0.46)	(0.46)	7.59	41.10	57,391	1.21	1.21	1.21	(0.55)	70

Small-Cap Portfolio – Service Class(a)
2007	$10.67	$0.03	$(0.28)	$(0.25)	$–	$(0.48)	$(0.48)	$9.94	(2.37)%	$1,647	2.09%	2.09%	1.36%	0.23%	64%
2006	10.85	(0.01)	0.33	0.32	–	(0.50)	(0.50)	10.67	2.94 **	103	15.77 *	15.77 *	1.36 *	(0.12)*	54
(a)	The Class commenced operations on May 2, 2006.
*	Annualized.
**	Not annualized.
24 | Royce Capital Fund 2007 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Notes to Financial Statements

Summary of Significant Accounting Policies:
Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.
Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration, shareholder reports, compensating balance credits and different expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

Foreign Currency:
The Funds value their non-U.S. securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. The effects of changes in foreign exchange rates on investments and other assets and liabilities are included with net realized and unrealized gains and losses on investments.
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Investment Transactions and Related Investment Income:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distribution in accordance with the agreement.

Compensating Balance Credits:
The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Distributions and Taxes:
As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
The Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gain are determined at a Fund level. Because federal income tax regulations differ from generally

Royce Capital Fund 2007 Annual Report to Shareholders | 25

Notes to Financial Statements (continued)

accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Repurchase Agreements:
The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Securities Lending:
The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Funds is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value ofthe loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.
Line of Credit:
The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Funds did not utilize the line of credit during the year ended December 31, 2007.

Recent Accounting Pronouncements:
The Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) on June 29, 2007. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.
FASB Statement of Financial Accounting Standard No. 157, “Fair Value Measurement” (“FAS 157”), provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the amounts reported in the Fund’s financial statements, however, additional disclosures will be required in subsequent reports.

Capital Share Transactions (in shares):
			Shares issued for
			reinvestment of				Net increase (decrease)
	Shares sold		distributions		Shares redeemed		in shares outstanding

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/07	12/31/06	12/31/07	12/31/06	12/31/07	12/31/06	12/31/07	12/31/06

Micro-Cap Portfolio
Investment Class	10,635,970	12,072,766	4,690,203	2,086,439	(7,534,125)	(5,736,206)	7,792,048	8,422,999
Service Class	217,328	85,242	20,336	2,536	(63,948)	(87)	173,716	87,691

Small-Cap Portfolio
Investment Class	10,546,957	9,674,258	1,592,417	1,135,871	(3,114,213)	(4,474,336)	9,025,161	6,335,793
Service Class	199,236	9,217	7,998	431	(51,148)	–	156,086	9,648

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.00% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. Royce has contractually committed to reimburse expenses to the extent necessary to maintain the net annual operating expense ratios to average net assets at or below 1.58% and 1.36% for the Service Classes of Micro-Cap Portfolio and Small-Cap Portfolio, respectively, through December 31, 2007. For the year ended December 31, 2007, Micro-Cap Portfolio recorded advisory fees of $7,919,803 and Small-Cap Portfolio recorded advisory fees of $3,323,877.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees from each Fund’s Service Class that are computed daily and payable monthly, at an annual rate of 0.25% of the average net assets of each Class. For the year ended December 31, 2007, Micro-Cap Portfolio-Service Class recorded net distribution fees of $0 and Small-Cap Portfolio-Service Class recorded net distribution fees of $0.

26 | Royce Capital Fund 2007 Annual Report to Shareholders

Purchases and Sales of Investment Securities:
For the year ended December 31, 2007, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales

Micro-Cap Portfolio	$321,698,969	$256,685,197
Small-Cap Portfolio	275,598,005	187,032,285

Class Specific Expenses:
Class specific expenses were as follows:
					Transfer		Expenses
	Net				Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser

Micro-Cap Portfolio – Investment Class	$–	$16,164	$160,627	$2,810	$(892)	$178,709	$–
Micro-Cap Portfolio – Service Class	–	10,179	2,209	83	(13)	12,458	(6,059)
	–	26,343	162,836	2,893	(905)
Small-Cap Portfolio – Investment Class	–	13,313	137,834	3,670	(524)	154,293	–
Small-Cap Portfolio – Service Class	–	10,173	2,217	68	(7)	12,451	(7,432)
	–	23,486	140,051	3,738	(531)

Tax Information:

At December 31, 2007, unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized
		Appreciation	Gross Unrealized
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation

Micro-Cap Portfolio	$629,359,057	$54,809,216	$106,370,790	$51,561,574
Small-Cap Portfolio	394,480,200	(1,832,476)	31,196,470	33,028,946

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes, mark-to-market of Passive Foreign Investment Companies and investments in publicly traded partnerships.

Distributions during the years ended December 31, 2007 and 2006 were characterized as follows for tax purposes:

	Ordinary Income		Long-Term Capital Gains

	2007	2006	2007	2006

Micro-Cap Portfolio	$24,803,458	$5,266,296	$38,176,061	$24,564,233
Small-Cap Portfolio	5,381,133	4,106,981	10,622,773	8,017,367

The tax basis components of distributable earnings at December 31, 2007 were as follows:

		Undistributed	Net Unrealized	Total	Post
	Undistributed	Long-Term	Appreciation	Distributable	October
	Ordinary Income	Capital Gains	(Depreciation)*	Earnings	Loss Deferral**

Micro-Cap Portfolio	$20,182,485	$48,067,524	$51,516,524	$119,766,533	$3,291,106
Small-Cap Portfolio	14,669,864	17,882,694	(3,931,467)	28,621,091	$2,099,346
*Includes tax timing differences due to adjustments for tax.
**Under current tax law, foreign currency losses and losses realized on Passive Foreign Investment Companies after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.
For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book / tax differences. For the year ended December 31, 2007, the Funds recorded the following permanent reclassifications, which relate primarily to foreign currency transactions and gains and losses from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Loss)	Gain (Loss)	Capital

Micro-Cap Portfolio	$6,616,747	$(6,616,747)	$-
Small-Cap Portfolio	625	(625)	-

Royce Capital Fund 2007 Annual Report to Shareholders | 27

Notes to Financial Statements (continued)

Transactions in Affiliated Companies:
An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2007.

	Shares	Market Value	Cost of	Cost of	Realized Gain	Dividend	Shares	Market Value
Affiliated Company	12/31/2006	12/31/2006	Purchases	Sales	(Loss)	Income	12/31/2007	12/31/2007
Micro-Cap Portfolio
Inforte Corporation*	396,000	$1,481,040	$2,416,930	$4,661,818	$(106,129)	$-
		$1,481,040			$(106,129)	$-
*Not an Affiliated Company at December 31, 2007.

28 | Royce Capital Fund 2007 Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Royce Capital Fund and the Shareholders of
Royce Capital Fund - Micro-Cap Portfolio and Royce Capital Fund - Small Cap Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of changes in net assets and of operations and the financial highlights present fairly, in all material respects, the financial position of Royce Capital Fund-Micro-Cap Portfolio and Royce Capital Fund-Small-Cap Portfolio (constituting Royce Capital Fund, hereafter referred to as the “Trust”) at December 31, 2007, the changes in each of their net assets, the results of each of their operations and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2008

Royce Capital Fund 2007 Annual Report to Shareholders | 29

Understanding Your Fund’s Expenses (unaudited)

     As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2007 and held for the entire six-month period ended December 31, 2007. Service Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2007 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	7/1/07	12/31/07	Period(1)	7/1/07	12/31/07	Period(1)	Ratio(2)
Investment Class

Micro-Cap Portfolio	$1,000.00	$951.26	$6.49	$1,000.00	$1,018.55	$6.72	1.32%
Small-Cap Portfolio	1,000.00	884.92	5.32	1,000.00	1,019.56	5.70	1.12%

Service Class

Micro-Cap Portfolio	1,000.00	949.92	7.77	1,000.00	1,017.24	8.03	1.58%
Small-Cap Portfolio	1,000.00	884.30	6.46	1,000.00	1,018.35	6.92	1.36%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days (to reflect the half year period).
(2)	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half year.

Federal Tax Information

     In January 2008, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2007.

2007 Supplemental Tax Information:

				Long-Term Capital
		% U.S. Govt	% Income Qualifying	Gain Distribution or
Fund	% QDI	Income	For DRD	Maximum Allowable (000’s)

Micro-Cap Portfolio	6.68%	N/A	13.05%	$38,176
Small-Cap Portfolio	31.04	N/A	41.65	10,623

Definitions:

% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

30 | Royce Capital Fund 2007 Annual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2007, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2007 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
     The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth indices consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Returns for the market indices used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
     Royce Capital Fund—Micro-Cap Portfolio invests primarily in securities of micro-cap companies and Royce Capital Fund—Small-Cap Portfolio invests primarily in securities of small-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (Please see “Primary Risks for Fund Investors” in the prospectus). The Funds may invest up to 25% of their respective assets in foreign securities that may involve political, economic, currency and other risks not encountered in U.S. investments (Please see the prospectus supplement dated 9/10/07). Please read the prospectus carefully before investing or sending money.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

• the Funds’ future operating results,

• the prospects of the Funds’ portfolio companies,

• the impact of investments that the Funds have made or may make,

• the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

• the ability of the Funds’ portfolio companies to achieve their objectives.

     This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward looking statements for any reason.

     The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make throughfuture shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com andon the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090.The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

Royce Capital Fund 2007 Annual Report to Shareholders | 31

Notes to Performance and Other Important Information (continued)

Shareholder Meeting Results

Royce Capital Fund—Micro-Cap Portfolio, Royce Capital Fund—Small-Cap Portfolio
At a Special Meeting of Shareholders held on September 6, 2007, each Fund’s shareholders approved the following:

PROPOSAL	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED

To approve the elimination of the Fund’s fundamental investment restriction limiting its investment in the securities of foreign issuers.
Royce Capital Fund—Micro-Cap Portfolio	35,772,300	3,068,442	1,838,000

Royce Capital Fund—Small-Cap Portfolio	21,481,381	1,661,672	2,319,593

To approve the elimination of the Fund’s fundamental investment restriction limiting its investment in restricted securities.

Royce Capital Fund—Micro-Cap Portfolio	35,116,763	3,544,192	2,017,778

Royce Capital Fund—Small-Cap Portfolio	21,273,559	1,803,087	2,386,000

32 | Royce Capital Fund 2007 Annual Report to Shareholders

Postscript: Survival of the Fittest? It’s Not All Relative.

At the heart of every reality show—certainly every successful one—lies a competition. Often, the contest pits people against each other in a situation in which no contestant has any expertise, sometimes partnering them, as on Dancing With The Stars, with someone who does. On Survivor, of course, the formula relies on something like a slightly stage-managed version of Lord of the Flies re-written for a grown-up, though not necessarily mature, cast of characters. The Apprentice has featured earnest young business professionals—and more recently celebrities—competing to impress Donald Trump and in the process learn lessons about The American Way of Doing Business that apparently only Mr. Trump can impart.

than a season’s worth of 22 first-run episodes. ‘Victorious’ portfolio managers are often themselves treated as quasi-celebrities in fawning magazine or television profiles.
     We’re not immune to the temptations of seeing similarities to our work and the typical reality show. If anything, plunging stock prices have encouraged even more in-house comparisons to what we do and what goes on during a season of Survivor. As patient value investors who believe that we do some of our best work when stock prices are falling, we like that program’s emphasis on making it through adversity. There’s also less glitz and self-congratulation, which we also enjoy.

     Regardless of the format, winning at any cost remains the goal, preferably with a generous dose of backstabbing, betrayal and tears along the path to victory. Having very good-looking participants doesn’t hurt, either, making it somewhat obvious that for many reality TV stars, the real goal is celebrity. A well-received stint on a reality series can mean the beginning (or the resumption) of a career devoted to endeavors that traffic in the more explicitly fictional fare of movies and traditional TV. (And if American Idol has taught us anything, it’s that being eliminated from the contest is no bar to future success. Even if one falls well short of the requisite 15-minute allotment, being famous is often one well-publicized, wildly off-key

     Yet even in Survivor, there are plenty of elements that do not really fit with our work. For example, we have often made use of “time arbitrage,” in which we look for situations where a company’s declining stock price has been decoupled from its intrinsic value. This is important for us because we seek absolute value in the stocks that we buy, as well as in the performance that we hope to produce. There is no contest for us in these searches. In other words, we are not looking at companies that look good compared to their peers, or that possess financial characteristics that are bigger/better/faster etc. than others in a similar business. Potential portfolio selections must survive on their own merits.

performance away.)
     Of course, there’s nothing new about people willing to publicly embarrass themselves for fun and profit of one sort or another. That element is not what we find interesting in the ongoing popularity of reality TV. What’s intriguing to us is how readily mutual fund management lends itself to reality-TV analogies.

Our goal is strong absolute performance over full market cycles and other long-term periods. ‘Winning’ the performance ’battle’ would be wonderful, but our true objective lies elsewhere, where our only opponent is the absolute criteria that we long ago established for ourselves.

The same ethos governs our performance standards. We certainly have no qualms about any of The Royce Funds outperforming either their respective benchmark index or their similarly managed peers. However, our goal is strong absolute performance over full market cycles and other long-term periods. ‘Winning’ the performance ‘battle’ would be wonderful, but our true

Mutual fund performance is often discussed in a similar, short-term, winner-take-all context. The emphasis in many accounts of successful portfolio performance—whether a fund’s own or in the media—sits squarely on the idea of winners and losers, occasionally over a time period no longer objective lies elsewhere, where our only opponent is the absolute criteria that we long ago established for ourselves. Still, we’re all really excited about the return of American Gladiators.

This page is not part of the 2007 Annual Report to Shareholders

Wealth Of Experience
With approximately $30 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes 12 Portfolio Managers, as well as nine assistant portfolio managers and analysts, and seven traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $123 million invested in The Royce Funds.

General Information
Additional Report Copies
and Prospectus Inquiries
(800) 221-4268

www.roycefunds.com This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

TheRoyceFunds	RCF-REP-1207

Item 2: Code(s) of Ethics – As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3: Audit Committee Financial Expert –

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman was designated by the Board of Trustees as the Registrant’s Audit Committee
Financial Expert, effective April 15, 2004. Mr. Mehlman is “independent” as defined under Item 3 of Form N-CSR.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2007 - $38,380
Year ended December 31, 2006 - $15,370

(b)	Audit-Related Fees:
Year ended December 31, 2007 - $0
Year ended December 31, 2006 - $0

(c)	Tax Fees:
Year ended December 31, 2007 - $14,038 - Preparation of tax returns and excise tax review
Year ended December 31, 2006 - $4,910 - Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2007 - $843 – State tax research
Year ended December 31, 2006 - $0

(e)(1)       Annual Pre-Approval:    On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2007 – $14,881
Year ended December 31, 2006 – $4,910

(h)	No such services were rendered during 2007 or 2006.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12: Exhibits attached hereto.
(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY:	/s/Charles M. Royce
Charles M. Royce
President

Date: March 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND		ROYCE CAPITAL FUND

BY:	/s/Charles M. Royce	BY:	/s/John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: March 3, 2008		Date: March 3, 2008